Exhibit 77Q1 - Additional Items

Item 15

Brown Brothers Harriman & Co.

Global Subcustodian Network

Market

Subcustodian

Zip Code

City / Country

Australia

HSBC Bank Australia Limited

2000

Sydney / Australia

Austria

Deutsche Bank AG Vienna Branch

1010

Vienna / Austria

Bahrain

HSBC Bank Middle East Limited, Bahrain Branch

428

Manama / Bahrain

Bangladesh

Standard Chartered Bank, Bangladesh Branch

1000

Dhaka / Bangladesh

Belgium

BNP Paribas Securities Services, Paris Branch

93500

Brussels / Belgium

Bermuda

HSBC Bank Bermuda Limited

HM11

Hamilton / Bermuda

Botswana

Stanbic Bank Botswana N/A Ltd

Not Applicable

Gaborone / Botswana

Brazil

Citibank N.A., Sao Paulo

01311-920

Sao Paulo / Brazil

Bulgaria

ING Bank, N.V., Sofia Branch

1404

Sofia / Bulgaria

Canada

RBC Investor Services Limited

M5V 3L3

Toronto / Canada

Chile

Banco de Chile

7550611

Santiago / Chile

China

Standard Chartered Bank (China) Limited

200120

Shanghai / China

Colombia

Cititrust Colombia, S.A. Sociedad Fiduciaria

Not Applicable

Bogota / Colombia

Cyprus

BNP Paribas Securities Services, Athens Branch

115 28

Athens / Greece

Czech Republic

Citibank Europe plc

158 02

Praha / Czech Republic

Denmark

Skandinaviska Enskilda Banken AB (publ)

DK-1014

Copenhagen / Denmark

Egypt

Citibank, N.A., Cairo Branch

11511

Cairo / Egypt

Estonia

Swedbank AS

FI-00020 NORDEA

Tallinn / Finland

Finland

Nordea Bank Finland Plc

FI-00020 NORDEA

Helsinki / Finland

France

BNP Paribas Securities Services S.A., Paris Branch

93500

Paris / France

Germany

Deutsche Bank AG, Frankfurt

D-65760

Frankfurt / Germany

Ghana

Standard Chartered Bank Ghana Limited

00233

Accra / Ghana

Greece

HSBC Bank Plc, Athens Branch

11526

Athens / Greece

Hong Kong

Hongkong & Shanghai Banking Corporation (HSBC)

Not Applicable

Central / Hong Kong

Hungary

UniCredit Bank Hungary ZRT

HU-1054

Budapest / Hungary

India

Citibank, N.A., Mumbai Branch

400 051

Mumbai / India

Hongkong & Shanghai Banking Corporation (HSBC), India Branch

400 0057

Mumbai / India

Indonesia

Citibank, N.A., Jakarta Branch

12190

Jakarta / Indonesia

Ireland

Citibank N.A., London Branch

E14 5LB

London / UK

Israel

Bank Hapoalim BM

66883

Tel Aviv / Israel

Italy

BNP Paribas Securities Services, Milan Branch

20123

Milan / Italy

Japan

Bank of Tokyo-Mitsubishi UFJ Ltd

103-0021

Tokyo / Japan

Jordan

HSBC Bank Middle East Limited, Jordan Branch

11190

Western Amman / Jordan

Kenya

CfC Stanbic Bank Ltd

00200

Nairobi / Kenya

Lebanon

HSBC Bank Middle East Limited, Lebanon Branch

Not Applicable

Beirut / Lebanon

Luxembourg

KBL European Private Bankers S.A.

L-2955

Luxembourg

Malaysia

Standard Chartered Bank Malaysia Berhad

50250

Kuala Lumpur / Malaysia

Mauritius

Hongkong & Shanghai Banking Corporation (HSBC), Mauritius Branch

Not Applicable

Port Louis / Mauritius

Mexico

Banco Nacional de Mexico, S.A. (Banamex)

1210

Mexico City / Mexico

Morocco

Citibank Maghreb

20190

Casablanca / Morocco

Namibia

Standard Bank Namibia Limited

Not Applicable

Windhoek / Namibia

Netherlands

BNP Paribas Securities Services, Paris Branch

93500

Amsterdam / Netherlands

New Zealand

Hongkong & Shanghai Banking Corporation (HSBC), New Zealand Branch

1010

Auckland / New Zealand

Nigeria

Stanbic IBTC Bank Plc

101007

Lagos / Nigeria

Norway

Nordea Bank Norge ASA

NO-0107

Oslo / Norway

Oman

HSBC Bank Oman Saog

PC 112

Ruwi / Oman

Pakistan

Standard Chartered Bank (Pakistan) Limited

74000

Karachi / Pakistan

Peru

Citibank del Peru S.A.

27

Lima / Peru

Philippines

Standard Chartered Bank, Philippines Branch

1200

Manila / Philippines

Hongkong & Shanghai Banking Corporation (HSBC), Philippine Branch

1634

Manila / Philippines

Poland

Bank Handlowy w Warszawie SA

00-923

Warsaw / Poland

Portugal

BNP Paribas Securities Services S.A., Paris Branch

93500

Paris / France

Romania

ING Bank N.V., Bucharest Branch

11745

Bucharest / Romania

Russia

ZAO Citibank

125047

Moscow / Russia

Singapore

Standard Chartered Bank, Singapore branch

18981

Singapore

Slovakia

ING Bank NV, Bratislava Branch

811 02

Bratislava / Slovakia

Slovenia

UniCredit Banka Slovenija d.d.

SI-1000

Ljubljana / Slovenia

South Africa

Standard Bank of South Africa Limited

2001

Johannesburg / South Africa

South Korea

Citibank Korea Inc.

100-180

Seoul / South Korea

Spain

Societe Generale Sucursal en Espana S.A.

28016

Madrid / Spain

Sri Lanka

Hongkong & Shanghai Banking Corporation (HSBC), Sri Lanka Branch

Not Applicable

Colombo / Sri Lanka

Swaziland

Standard Bank Swaziland

Not Applicable

Mbabane / Swaziland

Sweden

Skandinaviska Enskilda Banken AB (publ)

SE-106 40

Stockholm / Sweden

Switzerland

UBS AG

CH-8098

Zurich / Switzerland

Taiwan

Standard Chartered Bank (Taiwan) Ltd.

105

Taipei / Taiwan

Thailand

Hongkong & Shanghai Banking Corporation (HSBC), Thailand Branch

10500

Bangkok / Thailand

Transnational

Brown Brothers Harriman & Co.

10005-1101

Boston, MA / New York, NY

Turkey

Citibank Anonim Sirkiti

34394

Istanbul / Turkey

United Arab Emirates
(ADX, DFM and NASDAQ Dubai)

HSBC Bank Middle East Limited

337-1500

Dubai / UAE

United Kingdom

HSBC Bank Plc

E14 5HQ

London / UK

Uruguay

Banco Itau Uruguay S.A.

11000

Montevideo / Uruguay

Venezuela

Citibank, N.A., Caracas Branch

1050

Caracas / Venezuela

Zambia

Stanbic Bank Zambia Ltd.

10101

Lusaka / Zambia

Zimbabwe

Stanbic Bank Zimbabwe Limited

Not Applicable

Harare / Zimbabwe